

ENVERIC BIOSCIENCES

EXTENDING & ENHANCING LIFE FOR CANCER PATIENTS

(NASDAQ: ENVB)
JUNE 2021

WWW.ENVERIC.COM

Important Information for Investors and Stockholders

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction between Enveric Biosciences, Inc. ("Enveric Biosciences") and MagicMed Industries Inc. ("MagicMed"), Enveric Biosciences and MagicMed will file relevant materials with the Securities and Exchange Commission (the "SEC"), including an Enveric Biosciences registration statement on Form S-4 that will include a proxy statement of Enveric Biosciences that also constitutes a prospectus of Enveric Biosciences, and a definitive proxy statement/prospectus will be mailed to stockholders of Enveric Biosciences. INVESTORS AND SECURITY HOLDERS OF ENVERIC BIOSCIENCES AND MAGICMED ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVALIABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Enveric Biosciences through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Enveric Biosciences will be available free of charge on Enveric Biosciences' internet website at https://www.enveric.com/ under the tab "Investors" and under the heading "SEC Filings" or by contacting Enveric Biosciences' Investor Relations contacts through email at EnvericBio@kcsa.com or by mail at Enveric Biosciences, Inc., Attn: Investor Relations, 4851 Tamiami Trail N, Suite 200, Naples, FL 34103.

Certain Information Regarding Participants

Enveric Biosciences, MagicMed, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Enveric Biosciences is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on April 1, 2021, and its Current Reports on Form 8-K, which were filed with the SEC on March 23, 2021 and April 12, 2021. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http:// www.sec.gov and from Investor Relations at Enveric as described above.

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide Enveric Biosciences' current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. You can find many (but not all) of these statements by looking for words such as "seeks," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "potential," "intends," "plans," "would," "should," "could," "may," "will" or other similar expressions. In particular, these include statements relating to future actions, Enveric Biosciences' prospective products, applications and customers, information about future performance or results of prospective products, and statements in this communication related to the proposed transaction between Enveric Biosciences and MagicMed, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Enveric Biosciences' and MagicMed's business and future financial and operating results, the amount and timing of synergies from the proposed transaction, expectations regarding the capital structure following closing of the proposed transaction, the combined company's pipeline, intellectual property protection and R&D spend, and the closing date for the proposed transaction. These forward-looking statements are subject to certain risks and uncertainties that are outside Enveric Biosciences' and MagicMed's control and could cause actual results to differ materially from Enveric Biosciences' historical experience and its present expectations or projections. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, whether:

- the results of research conducted on animals will be reflected in human trials;
- Enveric Biosciences can ultimately develop products for use by humans;
- products developed by Enveric Biosciences will receive approval by appropriate governing agencies for marketing;
- demand can be created for the products Enveric Biosciences develops;
- Enveric Biosciences' products will be adversely affected by competitive or alternative products, technologies and pricing;
- Enveric Biosciences will have the ability, assuming it receives approval to market its products, to manufacture or have manufactured any products it develops;
- Enveric Biosciences will be able to protect its intellectual property;
- the expiration of patents or data protection on certain products, including assumptions about the combined company's ability to retain patent exclusivity of certain products,
- Enveric Biosciences will have the ability to execute successfully its strategic plans;
- Enveric Biosciences will have the ability to obtain necessary regulatory approvals or obtaining these without delay;
- Enveric Biosciences' products prove to be commercially successful or that contractual milestones will be achieved; and
- Enveric Biosciences will be successful at managing the risks involved in the foregoing.

Additional information concerning these risks, uncertainties and assumptions can be found in Enveric Biosciences' filings with the SEC, including the risk factors discussed in Enveric Biosciences' most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC. It should also be noted that projected financial information for the combined businesses of Enveric Biosciences and MagicMed is based on management's estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro form financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this Information should be considered in isolation from, or as a substitute for, the historical financial statements of Enveric Biosciences.

Cautionary Statement Regarding Forward Looking Statements

Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: a condition to the closing of the proposed transaction may not be satisfied; a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; Enveric Biosciences is unable to achieve the synergies and value creation contemplated by the proposed transaction; Enveric Biosciences is unable to promptly and effectively integrate MagicMed's businesses; management's time and attention is diverted on transaction-related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; legal proceedings are instituted against Enveric Biosciences or MagicMed; Enveric Biosciences or MagicMed is unable to retain key personnel; and the announcement or the consummation of the proposed transaction has a negative effect on the market price of the capital stock of Enveric Biosciences or on Enveric Biosciences' operating results. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Enveric Biosciences. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction and/or Enveric Biosciences or MagicMed, Enveric Biosciences' ability to successfully complete the proposed transaction and/or realize the expected benefits from the proposed transaction. You are cautioned not to rely on Enveric Biosciences' forward-looking statements. These forward-looking statements are and will be based upon management's then current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Enveric Biosciences does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Additional Disclaimers

The information contained in this communication is not a substitute for professional medical advice, diagnosis, or treatment. If you have any questions or concerns about your health, you should always consult a qualified healthcare professional. Do not disregard, avoid, or delay obtaining medical advice from a healthcare professional. Cannabidiol (CBD) and other cannabis plant constituents should not be used as a substitute for conventional medical care. CBD and other cannabis plant constituents may interfere with conventional medical treatments.

Enveric Biosciences does not have approval from the U.S. Food and Drug Administration or any other governmental agency, whether in the U.S. or abroad, to sell or market any product to treat or cure any disease or condition, including drug candidates that Enveric Biosciences hypothesizes may, following further study, clinical trials and all required approvals, be used to treat certain cancers. Enveric Biosciences drug candidates have not completed the approval process (including, but not limited to clinical trials) that is required by the U.S. Food and Drug Administration. Enveric Biosciences drug candidates have not been proven safe or effective and may not receive U.S. Food and Drug Administration approval. Enveric Biosciences does not currently sell any drug products or other treatments.

Company Overview

Mission

Extend + Enhance the Life of Cancer Patients who Live with the Debilitating Side Effects of Cancer Treatment

Vision

Develop Novel Therapeutic Drugs to Increase the Standard of Care in these Supportive Care Indications

- Strong Financial Base
  - Projected to have 18 Months of Cash on Hand
  - No Debt
  - Strong Liquidity
  - Clean Cap Table
- Intend to Progress our Targeted Clinical Initiatives
  - GBM (EV101), Radiodermatitis (EV102), CIPN (EV103)
  - Seeking to have 2 Drugs in Phase I/II Trials by Year-end
  - Large Unmet Medical Needs
- **Targeted Business Development**
  - Therapeutic solutions and indications

Management Team



DAVE JOHNSON
CEO and Chairman Elect

Former CEO of Convatec, oversaw the $4.1B spin out of Convatec from Bristol Myers Squibb; former CEO of Alliqua Biomedical, a developer of wound care technologies (Learn More)



AVANI KANUBADDI
Chief Operating Officer

Former CEO of Welmedix, led brand sale to PE backed healthcare company in 2019. Former Director at BMS/ConvaTec and Wyeth/Pfizer in Medical Device, Consumer Health segments. (Learn More)



DR. ROBERT WILKINS
Chief Medical Officer

Former Medical Director at Abbott Laboratories. Business Development / Strategic planning roles with Baxter Healthcare & Battelle. Senior executive and consulting roles with multiple biomedical start-ups. (Learn More)



CARTER WARD
Chief Financial Officer

Experienced financial executive with extensive background in public company accounting, finance and reporting (Learn More)



STELLA VNOOK
Chief Technology Officer

25+ years experience transforming and growing companies from early-stage R&D to commercialization. Has an extensive background in R&D, manufacturing, product development and managed markets. (Learn More)



C. MICHAEL GEGENHEIMER
Intellectual Property Counsel

Served over 32 years as an intellectual property attorney, strategist and corporate officer specializing in Intellectual Property development and commercialization, helping to define and implement high-margin business/IP strategies in high technology areas. (Learn More)



STEVEN M. WEISMAN, PH.D.
Head of Regulatory

Chief Executive Officer of Innovative Science Solutions with 30 years consulting experience in pharmacology, toxicology, pharmaceutical product development, and marketing evaluation and communications. (Learn More)

ConvaTec Alliqua Wyeth Abbott Battelle The Business of Innovation Baxter

Our Strategy

Develops and/or identifies undervalued, under-researched, naturally occurring compounds; advancing these compounds in partnership with leading clinics; and plans to partner for commercial opportunities.

01.

IDENTIFY

Identify promising natural compounds that have strong anecdotal evidence and would benefit from rigorous scientific evaluation. Combined with areas of significant unmet medical need and strong clinician interest will focus our efforts.

02.

RESEARCH

Leverage traditional pharmaceutical drug development with leading global medical centers to test therapies that can extend and enhance patients lives.

03.

PARTNER

Identify subject matter experts to leverage their strength in CMC processes and Commercial Infrastructure to more efficiently bring our novel ingredients, compounds and therapies to market.

04.

BUSINESS DEVELOPMENT & EXPANSION

Invest in assets that are complimentary to supportive care focus and/or can be leveraged in combination with existing pipeline to increase our opportunities to win.

Key Accomplishments in 2021

December 31, 2020:
Started trading on Nasdaq
- Strong liquidity early

January 15, 2021:
Enhanced our balance sheet
- Raising >$20.0M in capital
- No debt

Progressed our clinical initiatives
- C.B.M., Radiodermatitis, CIPN

February 25, 2021:
Expanded our partnerships
- Exclusive agreement with PureForm Global

March 10, 2021:
Expanded our scientific options to address these indications
- Diverse Bio transactions

May 24, 2021:
Announced Definitive Agreement to Acquire MagicMed Industries

Today, ENVB has $20M+ in cash, no debt, a robust pipeline in a large, underserved industry, with further investment to make in undervalued assets

ENVERIC BIOSCIENCES

MagicMed INDUSTRIES

BUILDING A DISCOVERY & CLINICAL PLATFORM TO SERVE THE MIND AND BODY

(NASDAQ: ENVB)
JUNE 2021

WWW.ENVERIC.COM

The Psychedelic Revolution…

A New Vision for Mental Health

- → 2019 – J&J Drug Approval for Spravato
  - → esketamine for Depression
- → Johns Hopkins and Yale Publications
  - → "Center for Psychedelic + Consciousness Research"
  - → 100 Publications
- → NASDAQ Companies 1) Compass Pathways 2) MindMed
  - → Market Caps > $1Billion
- → New York Times Articles – 2021
- → FDA
  - → Approved J&J Drug
  - → Designated Breakthrough Status
    - → Psilocybin Therapy in Treatment Resistant Depression

Why did ENVB target the Psychedelic Space?

Patient-Centric Company
Naturally Occurring Compounds

Oncology Related Support Care

"Cancer Related Distress"

Let's Heal both the "Mind & Body"

Drug Discovery and Clinical Stage Biotech Emerges

ENVERIC BIO
EXTENDING & ENHANCING LIFE FOR CANCER PATIENTS

MagicMed
INDUSTRIES

- 3rd psychedelic company listed on NASDAQ and 1st with focus on the R&D of cannabinoids and psychedelics
- Synergistic and complimentary combination of clinical Enveric team and discovery/development team of MagicMed
- Oncology and CNS (MDD, RD, CIPN, PTSD) treatment focus with naturally occurring therapies
- All stock transaction, add ~$4M in cash, and expected to close during 2H of '21
- Dr. Joe Tucker, PhD, will become CEO

- Enveric Cannabinoid R&D
  - 2 Pre-clinical CBD initiatives underway and aiming to be in clinic by Q1 2022
  - 3 Discovery stage initiatives underway using combination and conjugation technologies
- MagicMed Psychedelic R&D
  - Molecule Agnostic
  - 15 patents filed for over 1 million molecules
  - 6 additional patent applications are underway covering Psylocibin, DMT, Mescaline, etc.

Note: No products have been approved by any government authority.

MagicMed Industries

Value Drivers

- Strong I.P. Portfolio
  - 15 Patent Applications – Covering 1 Million Molecules
- World-Class Discovery & Development
  - Psychedelic + Cannabinoid Therapies
- Molecule Agnostic
  - Using PsyAI to select best candidates
- Developing PTSD Drug for Cancer Related Distress

Investment Highlights

- Builds Upon Strong IP
- Pipeline – Short, Medium and Long Term
  - 7 Molecules
- Builds Development and Clinical Engine
  - Discovery through Phase III
- NASDAQ Value Inflection Points
  - Enveric (ENVB): ~$100MM Market Cap
  - Compass Pathways (CMPS): ~$1.4B Market Cap
  - MindMed (MNMD): ~$1B Market Cap



Oncology Supportive Care & CNS

Large Unmet Need in Supportive Care

- Cannabinoid derivates can be leveraged across multiple delivery methods in supportive care indications
- Large market potential
- Chemotherapy often causes adverse side effects for cancer patients
- Developing product candidates that target skin-related ailments common among cancer patients
- Current SOC is only superficial and lacks clinical innovation, targeting these unmet medical needs, provides both time- and cost-efficiency on the path to commercialization


Radiodermatitis
Nausea & Vomiting
Pain
Insomnia
Inflammation
Chemo-Induced Neuropathy
Anxiety & Depression

Our Pipeline

A robust pipeline of novel therapies across several indications, with multiple data points expected in 2021 for radiodermatitis, glioblastoma and chemotherapy-induced neuropathy.

NAME	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2
Glioblastoma Multiforme (GBM)				
Radiation Dermatitis (also called Radiodermatitis)				
Chemotherapy-Induced Peripheral Neuropathy (CIPN)				

Radiation Dermatitis

"50% of patients diagnosed with cancer will receive some form of radiation therapy. Radiodermatitis is a substantial side effect that arises directly from radiation exposure during cancer treatment, and concerns around 95% of all cancer patients receiving radiation therapy"

– Breast Cancer, 2017

Current Standard of Care
Simple Creams / Ointments

Quality of Life

Women actively receiving …radiotherapy for breast cancer …reported, on the Skindex-16, experiencing itching, burning, stinging, pain, irritation, embarrassment, depression, decreased social interaction, and diminished ability to show affection. The profound effect radiodermatitis has on quality of life (QOL) causes some women to withdraw from treatment.

- Beamer and Grant, 2019




Aquaphor


Radiation Dermatitis
Grade 1
Grade 2
Grade 3
Grade 4

CBD AND DERMATITIS… DEMONSTRATED EFFECTS


BEFORE TREATMENT
AFTER TREATMENT

IND Filing – Q3

Phase I/II Study – Q4

Chemo-Induced Neuropathy

ASCO Guidelines 2020: no established agents for the prevention of CIN

Cryotherapy, compression therapy, exercise are suggested

Remains major unmet need

Symptoms may be central or peripheral
Strongly associated with platinum drugs
68% incidence at 3 months

Reduced Quality of Life
Cold-induced perioral paresthesia – 95 percent
Dyspnea – 40 percent
Muscle cramps – 34 percent
Jaw stiffness – 34 percent
Dysphagia – 30 percent
Voice changes – 6 percent



CHEMOTHERAPY-INDUCED PERIPHERAL NEUROPATHY
CHEMO DRUGS THAT MAY CAUSE CIPN
RISK FACTORS
WHAT CAN I DO?
WHAT IS (CIPN) CHEMO-INDUCED PERIPHERAL NEUROPATHY
SYMPTOMS
STATS
1/3
LEARN MORE
WE CAN HELP
IMAGE RECOVERY CENTERS®



How Does Cannabis Help with Neuropathy?
Reduces pain intensity
Anti-inflammatory Relief
Relaxes muscles

IND Filing 2022

Glioblastoma Multiforme (GBM)

01. PREVALENCE & INCIDENCE

- 22,000 Adults in the US diagnosed each year
- 15,000 Resulted in Death
- 2 – 3/100,000 Incidence Rate
- GBM Occurs in 17% of all Brain Cancers

02. CURRENT STANDARD OF CARE

- Surgery / Radiotherapy
- Temozolomide (TMZ)
- Bevacizumab

03. QUALITY OF LIFE

- Median survival 10-12 months
- Cognitive loss, speech deficits
- Seizures
- Motor defects

- Phase I/II Trial
- Open label evaluation of temozolomide with clomiphene and CBD in GBM
- Prof Tali Siegal, Rabin Medical Center

Milestones

- Enrollment planned for Q3 2021

PureForm – Expanding Our Partnerships

Supply & Development

- Launched development collaboration and exclusive supply agreement to support cannabinoid clinical programs
- Aimed to treat pain and inflammation resulting from cancer treatments initially targeting supportive care indications that include radiodermatitis, chemotherapy-induced neuropathy, and glioblastoma
- Fast-tracks efforts to produce impactful, pharmaceutical-grade cannabinoid applications
- Gains a guaranteed long-term supply of high-quality CBD, making consistent product available for preclinical and clinical studies

PUREFORM GLOBAL Designed by Nature. Perfected by Us.

Diverse Biotech – Expanding Our Scientific Options

Exclusive License for Novel Molecules

- Acquired an exclusive, perpetual license from Diverse Biotech, for 5 molecules, 4 of which are dermatology-focused and one that is pain-focused
- Gain access to scientists and formulators to help with the research and development of these assets through the pre-clinical and clinical studies to alleviate the side effects as a result of cancer treatment
- Technology platform can help expand potential treatment options for cancer patients

DiverseBiotech
Changing the Standard of Care in Oncology

MagicMed Industries – Psychedelics for CNS

- Intend to acquire 100% of MagicMed to expand access into Psychedelics and build on Neuroscience and CNS Conditions
- Molecule Agnostic Model to explore multiple ways to improve care
- Psybrary of 400+ Synthesized Compounds
- 15 Patent Applications
- Plant Biology and Synthetic Chemistry Expertise
- Scientific Expertise in Psychedelics and Cannabinoids

MagicMed INDUSTRIES

World Class Institutional Partnerships

WORLD CLASS INSTITUTIONS

and Oncologists to Partner and Advise

St George's University of London

RABIN MEDICAL CENTER BEILINSON • HASHARON

SOROKA Medical Center feeling secure

Developed partnerships with leading global institutions for researching, developing and commercializing its naturally occurring compounds.

St. George's, University of London

- Research capabilities and relevant domain experience in cancer and cannabinoids. Dr. Wai Liu and Dr. Angus Dalgleish both serve on Enveric Biosciences' Scientific Advisory Board.
- Entered into a research and collaboration agreement with St. George's, University of London, effective June 1, 2017, to carry out a project to develop treatment strategies related to CBD.
- Owns the results of the project and IP related to its materials and confidential information.

Soroka Medical Center

- Clinical research capabilities and extensive patient access.

Projected Catalysts Going Forward


Preparation:
GMP Formulation
Preclinical Validation
Projected Events
Radiation Dermatitis – US FDA IND Filing
Glioblastoma Multiforme – Israeli MOH Study Authorization
Radiation Dermatitis – Initiate Phase I/II Trial
Glioblastoma Multiforme – Initiate Phase I/II Trial
MagicMed Expected Closing
2021
Q3
Q4

Cannabinoid Industry Comps

THE WALL STREET JOURNAL.

BUSINESS

Jazz Pharmaceuticals to Buy Cannabis-Based Drugmaker GW Pharma for $6.7 Billion

Jazz bets drugs derived from the marijuana plant will be big players in treating neuroscience conditions

NAME	TARGET	STAGE	MARKET CAP*
Cara Therapeutics (NASDAQ: CARA)	Chronic Pruritus	Phase II Trials	$674 Million
Corbus Pharmaceuticals (NASDAQ: CRBP)	Inflammatory and Fibrotic diseases	Phase III	$256 Million
Zynerba (NASDAQ: ZYNE)	Neuropsychiatric Conditions	Phase II+	$219 Million

*As of 6/7/2021

Investment Highlights

We are a patient-centric biotechnology company

Strong Financial Base	Taking Advantage – Value Inflection Points	High Potential Valuable Pipeline
No Debt	Undervalued vs NASDAQ Peers?	7 Molecules Short & Long Term
Strong Liquidity	Entering Clinical Stage	Naturally Occurring
18 Month Runway	PTSD Cancer	Multiple Ways to Win

World-Class Team


ENVERIC
BIOSCIENCES
THANK YOU FOR YOUR TIME
David Johnson, CEO • Enveric Biosciences, Inc. • Email: djohnson@enveric.com
(NASDAQ: ENVB)
JUNE 2021
WWW.ENVERIC.COM